Supplement dated January 30, 2023
To the Thrivent Variable Annuity Account A Statutory Prospectus dated April 30, 2022.
Under Distribution of Contracts, fifth paragraph, replace the first sentence with the following:
For premiums paid to the Contract, your financial advisor or professional receives a commission in the range of 0% - 1.35%.
Please include this Supplement with your Prospectus.
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